[Scudder Investments logo]

Scudder Money Market Series

Prime Reserve Shares

Premium Shares

Class AARP and Class S Shares

Semiannual Report

November 30, 2001

Contents

<Click Here> Letter from the Series' President

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Officers and Trustees

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Prime Reserve Shares	Ticker Symbol	Fund Number
Class AARP	APSXX	109
Class S	SCRXX	309
Scudder Premium Shares
Class AARP	SMMXX	102
Class S	SPMXX	402

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Series' President

[Photograph of Lin Coughlin]
Dear Shareholder,

We are pleased to report to you on Scudder Money Market Series' most recent semiannual period ended November 30, 2001. As of the close of the period on November 30, the 7-day average yield of Prime Reserve Class S Shares was 1.85 percent, while the 7-day average yield of Premium Class S Shares was 1.99 percent. Over the six-month period, the total returns of the Prime Reserve and Premium Class S Shares were 1.52 percent and 1.59 percent, respectively. Both Class S Shares' returns outpaced the 1.35 percent average return of similar money market funds over the same period according to Lipper, Inc.

As the fund's managers explain in further detail in the Portfolio Management Review that begins on page 5, yields of money market securities have declined dramatically in the aftermath of 11 interest rates reductions by the U.S. Federal Reserve Board during 2001. The Fed took these actions in an attempt to revive the U.S. economy, which has been beset by declines in the U.S. stock market, slowdowns in the market for goods and services, layoffs and a high level of consumer debt. One of the main advantages of money market funds is that they seek to maintain a stable $1 share price. If you would like to discuss prudent alternative investments from Scudder that offer higher yields but would incur principal risk, please call one of our knowledgeable representatives.

Thank you for your continued investment with Scudder. If you have any questions regarding Scudder Money Market Series, please call us toll-free or visit us on the Web.

Sincerely,
/s/ Lin Coughlin

Linda C. Coughlin
President, Scudder Money Market Series

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Portfolio Management Review

Scudder Money Market Series: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Money Market Series is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Frank J. Rachwalski, Jr. assumed responsibility for setting the series' investment strategy and for overseeing the series' day-to-day management in January 1998. Mr. Rachwalski has been responsible for the trading and portfolio management of money market funds since joining the Advisor in 1973.

Portfolio Manager Jerri I. Cohen joined the Advisor in 1981 and the fund team in 2000. Ms. Cohen has 20 years of investment industry experience.

In the following interview, Portfolio Managers Frank J. Rachwalski and Jerri I. Cohen discuss the market environment and their approach to managing the fund.

Q: How did the Series perform over its most recent semiannual period?

A: Over the six months ended November 30, 2001, the seven-day yield of Prime Reserve Class S Shares declined from 3.90 percent to 1.85 percent, reflecting the Federal Reserve Board's year-long program of interest rate reductions. For the six-month period ended November 30, the total return of Prime Reserve Class S Shares was 1.52 percent, compared with the 1.35 percent Lipper average.

During the same six-month period, the seven-day yield of Premium Class S Shares declined from 4.05 percent to 1.99 percent, also reflecting the Federal Reserve Board's interest rate reductions during 2001. For the six-month period ended November 30, Scudder Premium Class S Shares' total return was 1.59 percent, compared with the 1.35 percent average return of taxable money market funds according to Lipper, Inc.

Q: Do you think the Federal Reserve will lower interest rates further to boost the economy?

A: Following the close of the fund's semiannual period, the Fed cut interest rates a quarter of a percentage point on December 11, the 11th time the Fed has lowered interest rates since January 2001. It's an open question whether the Fed will cut rates again in January 2002; the answer will likely depend on what progress we see on the economic front, and whether Washington approves a fiscal stimulus package soon. We've recently seen some improvement in the economy and a rally in the stock market in late November and December. In addition, many businesses have reduced inventory, which makes it more likely that they would increase spending and boost overall economic activity in the near future.

Q: What are the prospects for higher money market rates in the near future?

A: During 2001 we saw a fair indication of what could occur. For a brief period market participants believed that the Fed had finished raising interest rates for the current economic cycle. The money market yield curve1 reacted by steepening significantly, with 12-month instruments briefly rising almost a half percentage point in yield. Yields then reverted to current levels when the economy turned down following the events of September 11 and market participants returned to looking for relief in the form of interest rate cuts from the Fed.

1 The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

My point is that the Fed doesn't have to act in order for longer-term money market rates to rise. All market participants have to hear is that it's the end of the Fed's easing process, and money market rates will likely rise on their own, because the market's assumption is that once economic recovery is under way, the Fed will eventually increase rates to ensure that inflation doesn't reemerge. If the economy experiences a relatively fast and sharp recovery, the Fed could become more concerned about inflationary pressures and raise rates more quickly.

Q: What has been your strategy over the last six months?

A: In the current environment we have extended the Series' maturity. (As of November 30, 2001, the Series' average maturity was 53 days, compared with 39 days as of May 31, 2001.) Of course, the market environment changed post-September 11. Before September 11, we thought the U.S. economy was in the process of stabilizing. We weren't as aggressive in terms of lengthening maturity because we believed that the elements of economic recovery were in place and that short-term interest rates might begin to increase. After September 11 there was a new environment as the economy dipped into recession and interest rates continued to fall. We've tried to prudently extend maturity to capture slightly higher yields than we would have otherwise.

At the same time, we worked to ensure the highest possible credit quality within the Series' holdings to reduce risk within the portfolio. With slippage in the U.S. economy and declines in the stock market, credit quality was more of a concern. The credit quality of some issuers in the marketplace has looked weaker in recent months because of disappointing earnings reports and estimates. So we will continue to stay with the best-quality issuers until the economy turns up and we feel we can afford to increase credit risk slightly to boost yield.

Prime Reserve Class S Shares Yields
	7-day average yield	7-day compounded effective yield
May 31, 2001	3.90%	3.98%
November 30, 2001	1.85%	1.86%

Premium Class S Shares Yields
	7-day average yield	7-day compounded effective yield
May 31, 2001	4.05%	4.13%
November 30, 2001	1.99%	2.00%

Changes in the Federal Funds Rate in 2001
	New rate	Change
January 3	6.00%	-0.50%
January 31	5.50%	-0.50%
March 20	5.00%	-0.50%
April 18	4.50%	-0.50%
May 15	4.00%	-0.50%
June 27	3.75%	-0.25%
August 21	3.50%	-0.25%
September 17	3.00%	-0.50%
October 2	2.50%	-0.50%
November 6	2.00%	-0.50%
December 12	1.75%	-0.25%

The Federal Funds Rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The Federal Funds Rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity - an overnight loan.

Q: How did you allocate the fund's assets over the period?

A: In managing the Series, we focus on maintaining its average maturity within a target range and in selecting securities that we believe will benefit the portfolio given current interest rate trends. As a result, we generally do not make large asset allocation shifts. We attempt to maintain exposure to a broad selection of securities, including high quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit and repurchase agreements. (See Investment Terms to Know on page 9.) The majority of the portfolio remained invested in asset-backed commercial paper (79.8 percent) over the period because of its attractive value and high relative yields.

Q: What is your outlook for the coming months?

A: We believe that the Fed is not going to increase short-term interest rates for at least six months, not until late second quarter 2002 at the earliest. As we've said, the market is likely to raise short-term rates on its own, ahead of the Fed. At the same time, there is a lot of uncertainty right now, and in the short run economic recovery is not a sure thing. Lagging indicators (for example, economic statistics that seem unfavorable, even when recovery has already begun), such as employment statistics, are weak. Some leading indicators (those that often predict future economic levels), including the stock market, have turned positive, at least for the moment.

In this context, we plan to keep average maturity at about the same level, or slightly longer than average. Because we think the economy is not going to snap back right away, we will wait for more solid evidence of economic recovery (as we explained earlier, the market itself will tend to boost rates when it sees real signs of recovery, in anticipation of Fed actions) before we shorten maturities. In that context we will also continue to emphasize very high credit quality. In addition, we will look for attractive opportunities as they arise, and seek to maintain as high a yield as possible for the Scudder Money Market Series given current market conditions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Investment Terms to Know

Asset-Backed Securities - Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank Letter of Credit or by insurance coverage provided by an institution other than the issuer.

Certificate of Deposit (CD) - An interest-bearing debt instrument issued by a bank. Maturities of CDs can range from a few weeks to several years and their interest rates are set by competitive market forces.

Commercial Paper - Short-term debt obligations with maturities ranging from one to 270 days issued by banks, corporations and other borrowers to investors. Both Moody's and Standard & Poor's assign credit ratings to commercial paper.

Floating-Rate Security - A note representing short-term borrowings bearing an interest rate that is tied to a money market rate, usually the bank prime rate. The rate on the note is adjusted upward or downward each time the base rate changes.

Repurchase Agreements (Repos) - An agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as interest-bearing, short-term "parking places" for large sums of money.

U.S. Government Agency Obligations - Debt instruments that a U.S. government agency has pledged to repay.

Variable-Rate Security - A debt instrument with a variable interest rate, one that typically adjusts every six months, and is tied to a money market instrument such as Treasury bills.

Source: Barron's Dictionary of Finance and Investment Terms; Scudder Investments.

Investment Portfolio as of November 30, 2001 (Unaudited)

	Principal Amount ($)	Value ($)
Commercial Paper 79.8%
Ace Overseas Corp., 2.07%***, 2/20/2002	25,404,000	25,285,681
Ace Overseas Corp., 2.07%***, 3/20/2002	70,000,000	69,561,275
Ace Overseas Corp., 2.11%***, 2/6/2002	12,118,000	12,070,413
Ace Overseas Corp., 2.4%***, 1/8/2002	24,000,000	23,939,200
AES Shady Point, Inc., 1.97%***, 2/4/2002	30,000,000	29,893,292
Alpine Securitization Corp., 2.03%***, 12/14/2001	50,000,000	49,963,347
Alpine Securitization Corp., 2.08%***, 12/26/2001	70,000,000	69,898,889
Alpine Securitization Corp., 2.28%***, 2/26/2002	60,000,000	59,669,400
American Honda Finance Corp., 2.108%*, 1/25/2002	70,000,000	69,998,945
American Honda Finance Corp., 2.16%*, 3/5/2002	25,000,000	25,000,000
American Honda Finance Corp., 3.512%*, 2/25/2002	75,000,000	75,000,000
Amsterdam Funding Corp., 2.0%***, 1/14/2002	40,000,000	39,902,222
Amsterdam Funding Corp., 2.01%***, 12/17/2001	50,000,000	49,955,333
Amsterdam Funding Corp., 2.1%***, 1/10/2002	15,000,000	14,965,000
Asset Portfolio Funding Corp., 1.92%***, 2/4/2002	13,993,000	13,944,491
Asset Portfolio Funding Corp., 2.05%***, 12/13/2001	65,174,000	65,129,464
Asset Portfolio Funding Corp., 2.32%***, 12/20/2001	95,386,000	95,269,205
Associates Corp. of North America, 2.64%*, 6/26/2002	40,000,000	40,000,000
Associates Corp. of North America, 3.19%*, 6/15/2002	70,000,000	70,000,000
Atlantis One Funding Corp., 1.9%***, 2/15/2002	15,744,000	15,680,849
Atlantis One Funding Corp., 2.06%***, 3/27/2002	60,000,000	59,601,733
Atlantis One Funding Corp., 2.28%***, 2/15/2002	100,000,000	99,518,667
Banco De Galicia y Bueno Aires SA, 2.3%***, 2/22/2002	27,500,000	27,354,174
Barton Capital Corp., 2.01%***, 1/7/2002	28,271,000	28,212,597
Bavaria Finance Funding, 1.96%***, 2/12/2002	7,000,000	6,972,179
Bavaria Finance Funding, 1.96%***, 2/13/2002	15,000,000	14,939,567
Bavaria Finance Funding, 1.96%***, 2/15/2002	25,132,000	25,028,009
Bavaria Finance Funding, 2.06%***, 1/3/2002	13,042,000	13,017,372
Bavaria Finance Funding, 2.39%***, 1/15/2002	22,980,000	22,911,347
Bavaria Finance Funding, 2.4%***, 1/8/2002	40,311,000	40,208,879
Bavaria Finance Funding, 2.45%***, 1/2/2002	12,376,000	12,349,048
Bavaria Finance Funding, 2.93%***, 12/6/2001	25,223,000	25,212,736
Bavaria Universal Funding, 2.07%***, 5/8/2002	25,000,000	24,772,875
Bavaria Universal Funding, 2.09%***, 2/19/2002	50,269,000	50,035,528
Bavaria Universal Funding, 2.28%***, 1/25/2002	47,500,000	47,334,542
Beta Finance, Inc., 2.05%***, 2/20/2002	22,500,000	22,396,219
Beta Finance, Inc., 2.05%***, 2/28/2002	34,500,000	34,325,152
Beta Finance, Inc., 2.09%*, 4/26/2002	85,000,000	85,000,000
Caterpillar Financial Services, 3.512%*, 6/3/2002	40,000,000	40,000,000
Centric Capital Corp., 2%***, 1/14/2002	22,900,000	22,844,022
Clipper Receivables Corp., 2%***, 12/17/2001	50,000,000	49,955,556
Clipper Receivables Corp., 2.02%***, 12/13/2001	61,301,000	61,259,724
Clipper Receivables Corp., 2.03%***, 12/14/2001	50,000,000	49,963,347
Clipper Receivables Corp., 2.2%***, 1/18/2002	12,164,000	12,128,319
Cofco Capital Corp., 2.1%***, 12/27/2001	49,000,000	48,925,683
Commerz Europe (Ireland), 1.91%***, 2/7/2002	80,000,000	79,711,378
Commerz Europe (Ireland), 1.93%***, 2/8/2002	100,000,000	99,630,083
Corporate Receivables Corp., 1.98%***, 1/23/2002	80,000,000	79,766,800
Corporate Receivables Corp., 2.37%***, 12/10/2001	100,000,000	99,940,750
Credit Suisse First Boston, Inc., 2.1%*, 5/22/2002	100,000,000	100,000,000
Danske Corp., 3.62%***, 3/8/2002	45,000,000	44,561,075
Eureka Securitization, Inc., 1.98%***, 1/23/2002	19,185,000	19,129,076
Eureka Securitization, Inc., 2.28%***, 1/25/2002	65,000,000	64,773,583
Eureka Securitization, Inc., 2.37%***, 12/10/2001	50,000,000	49,970,375
Fairway Finance Corp., 2.01%***, 1/18/2002	15,113,000	15,072,497
Fairway Finance Corp., 2.03%***, 1/14/2002	14,073,000	14,038,083
Fairway Finance Corp., 2.06%***, 1/16/2002	27,852,000	27,778,687
Fairway Finance Corp., 2.08%***, 1/18/2002	45,188,000	45,062,679
Fairway Finance Corp., 2.1%***, 5/1/2002	20,267,000	20,088,482
Fairway Finance Corp., 2.12%***, 1/8/2002	22,600,000	22,549,426
Fairway Finance Corp., 2.18%***, 1/3/2002	25,065,000	25,014,912
FCAR Owner Trust, 2.05%***, 12/31/2001	40,000,000	39,931,667
FCAR Owner Trust, 2.3%***, 1/17/2002	75,000,000	74,774,792
FCAR Owner Trust, 2.33%***, 1/9/2002	65,000,000	64,835,929
Forrestal Funding Master Trust, 2.08%***, 1/2/2002	19,087,000	19,051,710
Forrestal Funding Master Trust, 2.08%***, 1/4/2002	17,553,000	17,518,518
Fountain Square CFC, 2.03%***, 12/10/2001	28,994,000	28,979,286
Fountain Square CFC, 2.05%***, 12/3/2001	34,913,000	34,909,024
Four Winds Funding Corp., 2.3%***, 1/15/2002	130,000,000	129,626,250
Four Winds Funding Corp., 2.31%***, 1/15/2002	50,000,000	49,855,625
Galaxy Funding, 2.02%***, 12/17/2001	60,000,000	59,946,133
Galaxy Funding, 2.43%***, 1/17/2002	60,000,000	59,809,650
Giro Funding U.S. Corp., 1.93%***, 2/8/2002	50,000,000	49,815,042
Giro Funding U.S. Corp., 2.05%***, 2/15/2002	50,000,000	49,783,611
Giro Multi-Funding Corp., 2.09%***, 1/14/2002	20,085,000	20,033,694
Giro Multi-Funding Corp., 2.1%***, 1/14/2002	18,966,000	18,917,321
Greyhawk Funding LLC, 2.34%***, 1/17/2002	100,000,000	99,694,500
Greyhawk Funding LLC, 2.37%***, 12/13/2001	55,000,000	54,956,550
Halifax PLC, 2.01%***, 12/7/2001	68,000,000	67,977,220
Household Finance Corp., 2.177%*, 9/26/2002	50,000,000	50,000,000
Household Finance Corp., 2.545%*, 10/30/2002	50,000,000	50,090,857
Household Finance Corp., 3.666%*, 12/5/2001	30,000,000	30,000,504
Hylsa SA de CV, Series A, 2.13%***, 1/18/2002	20,000,000	19,943,200
Jupiter Securities Corp., 2.14%***, 1/14/2002	50,000,000	49,869,222
K2 (U.S.A.) LLC, 2.08%*, 6/17/2002	50,000,000	50,000,000
K2 (U.S.A.) LLC, 2.386%*, 4/25/2002	100,000,000	100,000,000
Moat Funding LLC, 1.98%***, 1/9/2002	100,000,000	99,785,500
Moriaty LLC, 2.1%***, 2/19/2002	100,000,000	99,533,333
Moriaty LLC, 2.4%***, 3/25/2002	5,000,000	4,962,000
Moriaty LLC, 2.82%***, 12/4/2001	75,000,000	74,982,375
Nordea North America, Inc., 2.35%***, 12/21/2001	50,000,000	49,934,722
Nordea North America, Inc., 3.7%***, 3/25/2002	100,000,000	98,828,333
Northern Rock PLC, 2.07%***, 2/26/2002	30,000,000	29,849,925
Northern Rock PLC, 2.09%***, 1/7/2002	29,000,000	28,937,706
Old Line Funding Corp., 2%***, 12/17/2001	100,000,000	99,911,111
Old Line Funding Corp., 2.1%***, 1/3/2002	28,100,000	28,045,908
Pemex Capital, Inc., 2.03%***, 12/7/2001	40,000,000	39,986,467
Pennine Funding LLC, 2.02%***, 4/19/2002	50,000,000	49,610,028
Pennine Funding LLC, 2.05%***, 2/14/2002	7,000,000	6,970,104
Pennine Funding LLC, 2.07%***, 4/19/2002	62,000,000	61,504,465
Philip Morris Co., 3.713%*, 12/4/2001	110,000,000	109,999,007
Qunicy Capital Corp., 2.11%***, 1/11/2002	55,062,000	54,929,683
Rabobank Nederland AV, 3.71%***, 3/8/2002	50,000,000	49,500,181
Scaldis Capital LLC, 2.08%***, 2/15/2002	52,308,000	52,078,310
Scaldis Capital LLC, 2.1%***, 1/28/2002	26,157,000	26,068,502
Scaldis Capital LLC, 2.1%***, 1/29/2002	9,938,000	9,903,797
Scaldis Capital LLC, 2.1%***, 1/31/2002	8,739,000	8,707,904
Scaldis Capital LLC, 2.25%***, 1/15/2002	80,000,000	79,775,000
Sheffield Receivables Corp., 2.08%***, 12/21/2001	69,090,000	69,010,163
Sheffield Receivables Corp., 2.1%***, 12/26/2001	27,175,000	27,135,370
Sigma Finance, Inc., 3.62%***, 3/22/2002	24,000,000	23,732,120
Sigma Finance, Inc., 3.71%***, 3/1/2002	75,000,000	74,304,375
Societe Generale NA, 3.605%***, 3/22/2002	100,000,000	98,888,458
Spintab AB, 2.06%***, 2/13/2002	46,000,000	45,805,216
Spintab AB, 2.08%***, 3/20/2002	20,000,000	19,874,044
Spintab AB, 2.28%***, 2/20/2002	21,000,000	20,892,270
Spintab AB, 2.3%***, 1/23/2002	80,000,000	79,729,111
Spintab AB, 2.38%***, 12/3/2001	42,000,000	41,994,447
Stellar Funding Group, 1.95%***, 4/29/2002	9,269,000	9,194,191
Stellar Funding Group, 1.95%***, 4/30/2002	22,441,000	22,258,667
Stellar Funding Group, 2.1%***, 1/29/2002	9,146,000	9,114,523
Stellar Funding Group, 2.1%***, 1/30/2002	9,445,000	9,411,943
Stellar Funding Group, 2.18%***, 12/31/2001	10,580,000	10,560,780
Stellar Funding Group, 2.35%***, 12/17/2001	17,670,000	17,651,545
Stellar Funding Group, 2.45%***, 1/11/2002	14,402,000	14,361,814
Stellar Funding Group, 2.5%***, 12/28/2001	5,107,000	5,097,424
Stellar Funding Group, 2.5%***, 12/31/2001	3,695,000	3,687,302
Stellar Funding Group, 2.5%***, 1/2/2002	5,631,000	5,618,487
Superior Funding Capital, 2.1%***, 1/9/2002	25,080,000	25,022,943
Superior Funding Capital, 2.12%***, 1/8/2002	33,068,000	32,994,001
Surrey Funding Corp., 2.14%***, 1/31/2002	49,900,000	49,719,057
Svenska Handelsbanken, 2.05%***, 12/10/2001	50,000,000	49,974,374
Sweetwater Capital Corp., 2.1%***, 3/15/2002	8,763,000	8,709,838
Thunder Bay Funding, Inc., 2%***, 1/11/2002	50,000,000	49,886,111
Thunder Bay Funding, Inc., 2%***, 1/14/2002	12,581,000	12,550,246
Thunder Bay Funding, Inc., 2.03%***, 12/6/2001	30,051,000	30,042,527
Thunder Bay Funding, Inc., 2.11%***, 1/18/2002	50,000,000	49,859,333
Variable Funding Capital Corp., 2%***, 1/8/2002	75,000,000	74,841,667
Verizon Global Funding, 3.186%*, 7/15/2002	100,000,000	99,989,343
WCP Funding, Inc., 2.05%***, 1/24/2002	43,422,000	43,288,477
Wells Fargo Financial, 2.17%***, 3/28/2002	100,000,000	99,294,750
Total Commercial Paper (Cost $6,335,101,751)		6,335,101,751

	Principal Amount ($)	Value ($)

Certificates of Deposit 7.1%
Allfirst Bank, 2.146%*, 8/28/2002	90,000,000	90,000,000
American Express Centurion Bank, 2.28%*, 10/3/2002	100,000,000	100,000,000
Bank One NA, 2.05%*, 8/15/2002	50,000,000	49,992,959
Bayerische Hypo-Und Vereinsbank AG, 2.5%, 12/11/2001	100,000,000	100,000,000
Comerica Bank, 2.04%*, 8/14/2002	50,000,000	49,992,986
First Union National Bank, 2.105%*, 5/8/2002	75,000,000	75,000,000
National City Bank (OH), 2.05%*, 8/16/2002	95,000,000	94,986,570
Total Certificates of Deposit (Cost $559,972,515)		559,972,515

Short-Term and Medium-Term Notes 8.1%
Capital One Funding, 2.2%*, 9/1/2011	17,618,000	17,618,000
Capital One Funding, 2.2%*, 8/1/2012	25,174,000	25,174,000
Capital One Funding, 2.2%*, 12/2/2019	10,204,000	10,204,000
Capital One Funding, 2.2%*, 10/1/2021	6,125,700	6,125,700
Caterpillar Financial Services, 2.531%*, 7/9/2002	25,000,000	25,000,000
Caterpillar Financial Services, 2.581%*, 7/8/2002	25,000,000	25,000,000
Federal Home Loan Bank, 1.96%*, 3/24/2003	75,000,000	74,951,077
Federal Home Loan Bank, 2.25%, 11/1/2002	150,000,000	150,000,000
Federal Home Loan Bank, 2.57%, 11/1/2002	85,000,000	85,000,000
Goldman Sachs Group, Inc., 2.36%*, 2/5/2002	40,000,000	40,003,021
Goldman Sachs Group, Inc., 2.47%*, 7/5/2002	10,000,000	10,010,545
Goldman Sachs Group, Inc., 2.57%*, 10/21/2002	50,000,000	50,084,366
Goldman Sachs Group, Inc., 4.125%, 12/20/2001	30,000,000	30,000,000
Merrill Lynch & Co., Inc., 2.132%*, 3/20/2002	100,000,000	100,000,000
Total Short-Term and Medium-Term Notes (Cost $649,170,708)		649,170,708
Time Deposits 3.8%
Union Bank of Switzerland, 2.094%, 12/3/2001 (Cost $300,000,000)	300,000,000	300,000,000

Repurchase Agreements** 1.2%
State Street Bank and Trust Company, 2.08%, to be repurchased at $96,734,764 on 12/3/2001 (Cost $96,718,000)	96,718,000	96,718,000
Total Investment Portfolio - 100% (Cost $7,940,962,974) (a)		7,940,962,974

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their rate as of November 30, 2001.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
*** Annualized yield at time of purchase, not a coupon rate.
(a) Cost for federal income tax purposes is $7,940,962,974.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2001 (Unaudited)
Assets
Investments in securities, at value (cost $7,940,962,974)	$ 7,940,962,974
Cash	543,795
Receivable for investments sold	102,000
Interest receivable	6,206,759
Receivable for Fund shares sold	776,524,566
Other assets	39,912
Total assets	8,724,380,006
Liabilities
Dividends payable	15,378,637
Payable for Fund shares redeemed	778,436,777
Accrued management fee	1,108,339
Other accrued expenses and payables	994,417
Total liabilities	795,918,170
Net assets, at value	$ 7,928,461,836
Net Assets
Net assets consist of: Accumulated net realized gain (loss)	(1,013,468)
Paid-in capital	7,929,475,304
Net assets, at value	$ 7,928,461,836

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2001 (Unaudited) (continued)
Net Asset Value
Prime Reserve Class AARP
Net asset value, offering and redemption price per share ($184,953,415 / 185,017,406 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00
Prime Reserve Class S
Net asset value, offering and redemption price per share ($55,140,056 / 55,146,229 outstanding shares of beneficial interest,
$.001 par value, unlimited number of shares authorized)
$ 1.00
Premium Class AARP
Net asset value, offering and redemption price per share ($218,059,172 / 218,068,609 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00
Premium Class S Net asset value, offering and redemption price per share ($944,972,712 / 945,096,909 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00
Managed Shares Net asset value, offering and redemption price per share ($671,631,979 / 671,859,786 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00
Institutional Shares
Net asset value, offering and redemption price per share ($5,853,704,502 / 5,854,656,030 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2001 (Unaudited)
Investment Income
Income: Interest	$ 162,173,072
Expenses: Management fee	11,565,232
Administrative fee	6,329,879
Trustees' fees and expenses	79,650
Total expenses, before expense reductions	17,974,761
Expense reductions	(8,934,521)
Total expenses, after expense reductions	9,040,240
Net investment income (loss)	153,132,832
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on investment transactions	8,282
Net increase (decrease) in net assets resulting from operations	$ 153,141,114

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31, 2001
Operations: Net investment income (loss)	$ 153,132,832	$ 556,006,430
Net realized gain (loss) on investment transactions	8,282	(16,480,633)
Net increase (decrease) in net assets resulting from operations	153,141,114	539,525,797
Distributions to shareholders from: Net investment income: Prime Reserve Class AARP	(3,014,590)	(10,879,231)
Prime Reserve Class S	(843,579)	(2,764,438)
Premium Class AARP	(3,178,848)	(3,134,135)
Premium Class S	(15,408,326)	(62,787,160)
Managed Shares	(10,449,605)	(30,647,026)
Institutional Shares	(120,379,462)	(445,794,440)
Fund share transactions: Proceeds from shares sold	85,803,083,471	141,073,823,720
Net assets acquired in tax-free reorganization	-	267,027,323
Reinvestment of distributions	84,016,237	245,566,949
Cost of shares redeemed	(87,253,402,359)	(137,169,406,266)
Net increase (decrease) in net assets from Fund share transactions	(1,366,302,651)	4,417,011,726
Capital contribution from Advisor (see Note G)	-	15,557,425
Increase (decrease) in net assets	(1,366,435,947)	4,416,088,518
Net assets at beginning of period	9,294,897,783	4,878,809,265
Net assets at end of period	$ 7,928,461,836	$ 9,294,897,783

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Prime Reserve Class AARP

	2001[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Net investment income	.015	.044
Distributions from net investment income	(.015)	(.044)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return (%)[c]	1.52**	4.53d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	185	217
Ratio of expenses before expense reductions (%)	.65*	.66*
Ratio of expenses after expense reductions (%)	.50*	.50*
Ratio of net investment income (loss) (%)	3.00*	5.60*

a For the six months ended November 30, 2001 (Unaudited).
b For the period from August 14, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
c Total returns would have been lower had certain expenses not been reduced.
d Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note G); without this contribution the total return would have been lower.
* Annualized
** Not annualized

Prime Reserve Class S(a)

	2001[b]	2001[c]	2000[c]	1999[d]	1998[e]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Net investment income	.015	.057	.052	.020	.011
Distributions from net investment income	(.015)	(.057)	(.052)	(.020)	(.011)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)[f]	1.52**	5.82[g]	5.30	1.98**	1.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	55	46	34	12
Ratio of expenses before expense reductions (%)	.65*	.64	.74[h]	.40*	.45*
Ratio of expenses after expense reductions (%)	.50*	.46	.59[h]	.26*	.31*
Ratio of net investment income (loss) (%)	3.00*	5.74	5.18	4.73*	4.95*

a On August 11, 2000, existing shares of Prime Reserve were redesignated as Class S.
b For the six months ended November 30, 2001 (Unaudited).
c For the years ended May 31.
d For the five months ended May 31, 1999. On November 13, 1998, the Fund changed the fiscal year end from December 31 to May 31.
e For the period October 15, 1998 (commencement of sales of Prime Reserve Class S) to December 31, 1998.
f Total returns would have been lower had certain expenses not been reduced.
g Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note G); without this contribution the total return would have been lower.
h The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .74% and .59%, respectively.
* Annualized
** Not annualized

Premium Class AARP

	2001[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Net investment income	.016	.037
Distributions from net investment income	(.016)	(.037)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return (%)[c]	1.59**	3.75[d]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	218	185
Ratio of expenses before expense reductions (%)	.50*	.51*
Ratio of expenses after expense reductions (%)	.35*	.35*
Ratio of net investment income (loss) (%)	3.15*	5.62*

a For the six months ended November 30, 2001 (Unaudited).
b For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
c Total returns would have been lower had certain expenses not been reduced.
d Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note G); without this contribution the total return would have been lower.
* Annualized
** Not annualized

Premium Class S(a)

	2001[b]	2001[c]	2000[c]	1999[d]	1998[e]	1997[f]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Net investment income	.016	.059	.055	.020	.053	.026
Distributions from net investment income	(.016)	(.059)	(.055)	(.020)	(.053)	(.026)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)[g]	1.59**	6.06[h]	5.68	2.00**	5.46	2.62**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	945	1,004	1,067	936	808	335
Ratio of expenses before expense reductions (%)	.50*	.48	.35[i]	.34*	.35	.43*
Ratio of expenses after expense reductions (%)	.35*	.32	.20[i]	.20*	.24	.38*
Ratio of net investment income (loss) (%)	3.15*	5.88	5.56	4.81*	5.31	5.50*

a On October 2, 2000, existing shares of Premium were redesignated as Class S.
b For the six months ended November 30, 2001 (Unaudited).
c For the years ended May 31.
d For the five months ended May 31, 1999. On November 13, 1998, the Fund changed the fiscal year end from December 31 to May 31.
e For the year ended December 31, 1998.
f For the period August 4, 1997 (commencement of sales of Premium Class S) to December 31, 1997.
g Total returns would have been lower had certain expenses not been reduced.
h Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note G); without this contribution the total return would have been lower.
i The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .35% and .20%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Money Market Series (the "Fund") is the diversified investment portfolio comprising Scudder Money Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company reorganized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP, Premium Class S, Managed Shares and Institutional Shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $98,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2007 ($1,000), May 31, 2008 ($90,000) and May 31, 2009 ($7,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2000 through May 31, 2001, the Fund incurred approximately $924,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as occurring in the fiscal year ending May 31, 2002.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.25% of average daily net assets for the Fund, computed and accrued daily and payable monthly. For the six months ended November 30, 2001, the Advisor agreed to waive a portion of its investment management fee for the Fund by 0.15%. For the six months ended November 30, 2001, the Advisor did not impose fees of $6,832,099 and did impose fees of $4,733,133, which was equivalent to an annualized effective rate of 0.10% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement") the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.40%, 0.40%, 0.25%, 0.25%, 0.25% and 0.10% of average daily net assets computed and accrued daily and payable monthly for Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP, Premium Class S, Managed Shares and Institutional Shares, repectively. Accordingly, for the six months ended November 30, 2001, the Advisor and certain of its subsidiaries did not impose a portion of the Administrative fee for the Managed and Institutional shares which was equivalent to annualized expense of 0.20% and 0.05%, respectively.

Various third party service providers, some which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended November 30, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Fee Waived	Unpaid at November 30, 2001
Prime Reserve Class AARP	$ 398,550	$ -	$ 62,724
Prime Reserve Class S	112,502	-	17,940
Premium Class AARP	254,692	-	43,625
Premium Class S	1,216,837	-	192,117
Managed Shares	821,595	166,363	113,608
Institutional Shares	3,525,703	1,808,597	225,481
	$ 6,329,879	$ 1,974,960	$ 655,495

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced for custodian credits earned by $127,462.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Fund Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Acquisition of Assets

On August 11, 2000, the Fund acquired all of the net assets of AARP Premium Money Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 267,070,676 Prime Reserve Class AARP shares of the Fund for 267,070,676 shares of AARP Premium Money Fund outstanding on August 11, 2000. AARP Premium Money Fund's net assets at that date ($267,027,323), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $7,433,081,094. The combined net assets of the Fund immediately following the acquisition were $7,700,108,417.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2001 (Unaudited)		Year Ended May 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Prime Reserve Class AARP	35,537,371	$ 35,537,395	116,254,955[a]	$ 116,236,697[a]
Prime Reserve Class S	32,962,387	32,962,387	60,618,172[b]	60,614,090[b]
Premium Class AARP	111,608,724	111,609,036	257,410,150[c]	257,402,756[c]
Premium Class S	562,508,245	562,508,625	1,881,962,524[d]	1,881,850,792[d]
Managed	824,000,832	824,000,832	1,438,255,329	1,438,036,755
Institutional	84,236,465,196	84,236,465,196	137,319,208,786	137,319,682,630
		$ 85,803,083,471		$ 141,073,823,720
Shares issued in tax-free reorganization
Prime Reserve Class AARP	-	$ -	267,070,676	$ 267,027,323
		$		$ 267,027,323
Shares issued to shareholders in reinvestment of distributions
Prime Reserve Class AARP	3,136,360	$ 3,136,360	9,686,181[a]	$ 9,686,181[a]
Prime Reserve Class S	898,328	898,328	2,601,486[b]	2,601,486[b]
Premium Class AARP	3,188,060	3,188,060	2,853,236[c]	2,853,236[c]
Premium Class S	15,554,768	15,554,768	56,225,797[d]	56,225,797[d]
Managed	1,490,261	1,490,261	3,792,055	3,792,055
Institutional	59,748,460	59,748,460	170,408,194	170,408,194
		$ 84,016,237		$ 245,566,949
Shares redeemed
Prime Reserve Class AARP	(70,675,995)	$ (70,675,995)	(175,992,142)[a]	$ (175,992,142)[a]
Prime Reserve Class S	(33,429,662)	(33,429,662)	(54,706,072)[b]	(54,706,072)[b]
Premium Class AARP	(82,165,227)	(82,165,227)	(74,826,334)[c]	(74,826,334)[c]
Premium Class S	(637,013,689)	(637,013,689)	(2,001,383,603)[d]	(2,001,383,603)[d]
Managed	(818,852,764)	(818,852,764)	(1,192,719,808)	(1,192,719,808)
Institutional	(85,611,265,022)	(85,611,265,022)	(133,669,778,307)	(133,669,778,307)
		$ (87,253,402,359)		$ (137,169,406,266)
Net increase (decrease)
Prime Reserve Class AARP	(32,002,264)	$ (32,002,240)	217,019,670[a]	$ 216,958,059[a]
Prime Reserve Class S	431,053	431,053	8,513,586[b]	8,509,504[b]
Premium Class AARP	32,631,557	32,631,869	185,437,052[c]	185,429,658[c]
Premium Class S	(58,950,676)	(58,950,296)	(63,195,282)[d]	(63,307,014)[d]
Managed	6,638,329	6,638,329	249,327,576	249,109,002
Institutional	(1,315,051,366)	(1,315,051,366)	3,819,838,673	3,820,312,517
		$ (1,366,302,651)		$ 4,417,011,726

a For the period from August 11, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
b On August 11, 2000, existing shares of Prime Reserve were redesignated as Class S.
c For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
d On October 2, 2000, existing shares of Premium were redesignated as Class S.

G. Capital Contribution

On January 16, 2001, the Advisor voluntarily purchased $39,000,000 of Southern California Edison commercial paper from the Fund for $15,557,425 in excess of that security's value. The Fund recorded a realized loss of $15,557,425 on the transaction which was offset by a payment of an equal amount from the Advisor. The Advisor received no shares of the Fund or other consideration in exchange for such contribution.

Officers and Trustees

Linda C. Coughlin*
President and Trustee
Henry P. Becton, Jr.
Trustee; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Trustee; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Trustee; Consultant
Jean C. Tempel
Trustee; Managing Director, First Light Capital, LLC
Steven Zaleznick
Trustee; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
William F. Glavin, Jr.*
Vice President
James E. Masur*
Vice President
Frank J. Rachwalski, Jr.*
Vice President
Howard S. Schneider*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Dividend & Growth Fund
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAILTM - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:
For Class AARP: AARP Investment Program, Attention: Correspondence - Norwell, P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence - Norwell,
P.O. Box 219669, Kansas City, MO 64121-9669.

Notes

Notes